Exhibit 99.1

•
• JDA Software and i2	Contact Information
• JOINT NEWS RELEASE	at End of Release

JDA Software Group and i2 Technologies Receive Early Termination of Hart-Scott-Rodino Waiting Period for Pending Merger
Scottsdale, Ariz. and Dallas, Texas — Sept. 17, 2008 — JDA Software Group Inc. (NASDAQ: JDAS) and i2 Technologies Inc. (NASDAQ: ITWO) today that U.S. federal antitrust agencies have granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to JDA Software’s proposed acquisition of i2. Completion of the acquisition, which is expected in the fourth quarter 2008, is still subject to approval by the stockholders of i2 and the satisfaction of certain other closing conditions as described in i2’s Preliminary Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on September 15, 2008.
About i2 Technologies, Inc. (Pre Acquisition)
     Throughout its 20-year history of innovation and value delivery, i2 has dedicated itself to building successful customer partnerships. As a full-service supply chain company, i2 is uniquely positioned to help its clients achieve world-class business results through a combination of consulting, technology, and managed services. i2 solutions are pervasive in a wide cross-section of industries; 21 of the AMR Research Top 25 Global Supply Chains belong to i2 customers. Learn more at www.i2.com.
About JDA Software Group, Inc. (Pre Acquisition)
     JDA® Software Group, Inc. (NASDAQ: JDAS) is focused on helping companies realize real supply chain and revenue management results — fast. JDA Software delivers integrated merchandising as well as supply chain and revenue management planning, execution, and optimization solutions for the consumer-driven supply chain and services industries. Through its industry leading solutions, leading manufacturers, distributors, retailers and services companies around the world are growing their businesses with greater predictability and more profitably. For more information on JDA Software, visit www.jda.com or contact us at info@jda.com or call +1.800.479.7382.
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JDA Software Group and i2 Technologies Receive Early Termination of Hart-Scott-Rodino Waiting Period for Pending Merger
“Safe Harbor” Statement under the U.S. Private Securities Litigation Reform Act of 1995
          This press release contains forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained herein include statements about the consummation of the pending merger of JDA Software Group, Inc. (“JDA”) and i2 Technologies, Inc. (“i2”), future financial and operating results of the combined company and benefits of the pending merger. Factors that could cause actual results to differ materially from those described herein include: (a) JDA’s ability to leverage the i2 products to enable it to further expand its position in the supply chain market; (b) JDA’s ability to successfully integrate and market the i2 products; (c) JDA’s and i2’s ability to obtain regulatory approvals; and (d) JDA’s and i2’s assumptions regarding the future financial and operating results of the combined company if JDA and i2 successfully complete the merger. Additional information relating to the uncertainty affecting the businesses of JDA and i2 as well as certain risk associated with the pending merger between JDA and i2 are contained in the respective filings with the SEC, including the Proxy Statement referred to below. Neither JDA nor i2 is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
          In addition to the specific risks identified in the preceding paragraph, mergers involve a number of special risks, including diversion of management’s attention to the assimilation of the technology and personnel of acquired businesses, costs related to the merger, the integration of acquired products, technologies and employees into JDA’s business and product offerings, and the risk that the merger is not consummated. Achieving the anticipated benefits of the pending merger will depend, in part, upon whether the integration of the acquired products, technology, or employees is accomplished in an efficient and effective manner, and there can be no assurance that this will occur. The difficulties of such integration may be increased by the necessity of coordinating geographically disparate organizations, the complexity of the technologies being integrated, and the necessity of integrating personnel with disparate business backgrounds and combining different corporate cultures. The inability of management to successfully integrate the business of the two companies, and any related diversion of management’s attention, could have a material adverse effect on the combined company’s business, operating results and financial condition.
Caution Required by Certain SEC Rules
     In connection with the proposed transaction, i2 has filed with the Securities and Exchange Commission (the “SEC”) and will mail to its stockholders a Proxy Statement soliciting approval for the proposed transaction. The Proxy Statement contains important information about the proposed transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement will be mailed to the stockholders of i2. Investors and security holders may obtain free copies of this document (when it is available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by going to i2’s Investor Relations page on its corporate website at www.i2.com/investor or by directing a request to i2 at One i2 Place, 11701 Luna Road, Dallas, Texas, 75234, Attention: Investor Relations (telephone: 469-357-1000).
     i2, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of i2 in connection with the transaction described herein. Information regarding the special interests of i2’s directors and executive officers are included in the Proxy Statement described above. Additional information regarding these directors and executive officers is also set forth in i2’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2008 and Annual Report on Form 10-K filed with the SEC on March 17, 2008. These documents are available free of charge at the SEC’s web site at www.sec.gov. i2’s filings are available free of charge on i2’s corporate website at www.i2.com/investor on its investor relations page or by telephone as listed below.
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JDA Software Group and i2 Technologies Receive Early Termination of Hart-Scott-Rodino Waiting Period for Pending Merger
JDA may be deemed to have participated in the solicitation of proxies from the stockholders of i2 in favor of the proposed transaction described herein. Information regarding JDA’s directors and executive officers is set forth in JDA’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2008 and Annual Report on Form 10-K filed with the SEC on March 14, 2008. These documents are available free of charge at the SEC’s web site at www.sec.gov. JDA’s filings are available free of charge on JDA’s corporate website at www.jda.com on its investor relations page or by telephone as listed below.
JDA Investor Relations Contact:
Lawrence Delaney, Jr, The Berlin Group
larry@berlingroup.com
714-734-5000
JDA Public Relations Contact:
Karen K. Walker, Director, Corporate Communications
karen.walker@jda.com
512-474-2046
i2 Public Relations Contact
Beth Elkin, Sr. Director, Corporate Communications
Beth_Elkin@i2.com
469-357-4225
i2 Investor Relations Contact
Tom Ward, Director, Investor Relations
Tom_Ward@i2.com
469-357-3854
JDA Software Group, Inc.
14400 N. 87th Street
Scottsdale, AZ 85260